UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 29, 2021, Community Bank System, Inc. (the “Company”) announced that it has appointed Dimitar Karaivanov as its Executive Vice President of Financial Services and Corporate Development. As Executive Vice President of Financial Services and Corporate Development, Mr. Karaivanov will assume leadership responsibilities for the Company’s non-banking subsidiaries and financial services businesses and operations, including the employee benefit services and institutional trust businesses, the wealth management and investment advisory businesses, and the insurance and risk management businesses. These financial services business lines represent a significant segment of the Company’s performance, accounting for approximately 25% of consolidated operating earnings. In addition, Mr. Karaivanov will have oversight of the Company’s corporate development efforts, to include both Community Bank, N.A., the Company’s banking subsidiary, and financial services businesses.

Mr. Karaivanov joins the Company from Lazard Middle Market, where he served as a Managing Director and member of the Financial Institutions Group since June 2018. He brings a detailed understanding of the Company’s strategy, business, culture and people, which he has acquired by serving as a primary financial advisor to the Company over the last decade.

A copy of the Company's Press Release, dated March 29, 2021, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1       Press Release, dated March 29, 2021, issued by Community Bank System, Inc.

104       Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

	By:	/s/ George J. Getman
	Name:	George J. Getman
	Title:	EVP and General Counsel

Dated: March 29, 2021

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 29, 2021, issued by Community Bank System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)